American Beacon Balanced Fund

Supplement dated July 21, 2022 to the

Prospectus and Summary Prospectus,

each dated March 1, 2022, as previously amended or supplemented

A.	Effective immediately, on pages 1-2 of the Prospectus and page 2 of the Summary Prospectus, under the heading “Fund Summaries - American Beacon Balanced Fund - Principal Investment Strategies,” the section is deleted and replaced with the following:

Under normal circumstances, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund’s equity investments may include common stocks, preferred stocks, convertible securities, income deposit securities, income trusts, initial public offerings (“IPOs”), master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), depositary receipts, which may include American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund principally invests in large-capitalization and mid-capitalization companies, and to a lesser extent in small-capitalization companies.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe to be undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund’s debt securities may include: debentures; obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds; mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, commercial mortgage-backed securities, dollar rolls, and mortgage pass-through securities; asset-backed securities; and variable and floating rate securities, which pay interest at variable rates, certain of which are based on a lending rate.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy.

The Fund may have significant exposure to the Financials sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financials sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

Each sub-advisor’s investment processes incorporate the sub-advisor’s environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of all potential equity investments, and of potential debt security investments to which such analysis is deemed applicable by the sub-advisor. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by a sub-advisor. In addition, the sub-advisors do not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

The Fund may invest cash balances in other investment companies, including government money market funds, and may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may invest in rights and warrants. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

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